UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2016

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza, 7th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 297-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 13, 2016, ABM Industries Incorporated (the “Company”) issued a press release announcing financial results related to the fourth quarter of fiscal year 2016 and fiscal year 2016. A copy of the press release is attached as Exhibit 99.1, which is incorporated into this item by reference.

Item 2.06. Material Impairments.

On December 13, 2016, the Company announced that it plans to sell its Government Services business. This business is now classified as held-for-sale. In connection with the held-for-sale classification and the preparation of the Company’s financial statements for the fourth quarter of fiscal year 2016 and fiscal year 2016, we recorded an impairment charge of $22.5 million in fiscal year 2016. A copy of the press release announcing the intention to sell the Government Services business is attached as Exhibit 99.1, which is incorporated into this item by reference.

Item 7.01. Regulation FD.

As disclosed in the press release attached as Exhibit 99.1, the Company will hold a live web cast on December 14, 2016 relating to the Company’s financial results for the fourth quarter of fiscal year 2016 and fiscal year 2016. A copy of the slides to be presented at the Company’s web cast and discussed in the conference call relating to such financial results is being furnished as Exhibit 99.2 to this Form 8-K.

Item 8.01. Other Events.

On December 13, 2016, the Company announced that the Board of Directors of the Company declared a quarterly dividend of $0.17 per share, payable on February 6, 2017 to stockholders of record on January 5, 2017. A copy of the press release announcing the declaration of the dividend is attached as Exhibit 99.1, which is incorporated into this item by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release issued by ABM Industries Incorporated, dated December 13, 2016, announcing financial results related to the fourth quarter of fiscal year 2016 and fiscal year 2016, the Company’s plan to sell its Government Services business, and the declaration of a dividend payable February 6, 2017 to stockholders of record on January 5, 2017.

99.2	Slides of ABM Industries Incorporated, dated December 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated: December 13, 2016	By:	/s/ Sarah H. McConnell
Sarah H. McConnell
Executive Vice President and
General Counsel

EXHIBIT INDEX

99.1	Press Release issued by ABM Industries Incorporated, dated December 13, 2016, announcing financial results related to the fourth quarter of fiscal year 2016 and fiscal year 2016, the Company’s plan to sell the Government Services business and the declaration of a dividend payable February 6, 2017 to stockholders of record on January 5, 2017.

99.2	Slides of ABM Industries Incorporated, dated December 14, 2016.